UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      October 18, 2007

CITIZENS COMMUNITY BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	001-33003	20-5120010
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

2174 EastRidge Center, Eau Claire, Wisconsin	54701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (715) 836-9994

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

         On October 18, 2007, the board of directors of Citizens Community Bancorp, Inc. (the "Company") amended the Company's bylaws to comply with new Nasdaq listing requirements regarding uncertificated shares. A copy of the Company's bylaws, as amended and restated, is attached as an exhibit to this report.

Item 8.01.  Other Events

         On October 19, 2007, the Registrant issued a press release announcing a quarterly dividend of $0.05 per share. A copy of the press release is attached as Exhibit 99 to this Current Report on Form 8-K and incorporated by reference herein. Also on October 19, 2007, the Registrant entered into an agreement with Keefe, Bruyette & Woods, Inc. to assist in its previously announced stock repurchase program, beginning November 1, 2007, pursuant to Rule 10b5-1 of the SEC rules and regulations.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits
	(3)(ii)	Company Bylaws (as amended and restated)
	99	Press Release dated October 19, 2007

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CITIZENS COMMUNITY BANCORP, INC.

Date: October 23, 2007	By: /s/ John D. Zettler John D. Zettler Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
3(ii)	Company Bylaws (as amended and restated)
99	Press Release, dated October 19, 2007

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